RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 6 – RELATED PARTY TRANSACTIONS

Certain related parties (primarily directors and senior officers of the Corporation or the Bank, including their affiliates, families and companies in which they hold 10% or more ownership) were customers of, and had loans and other transactions with, the Bank in the ordinary course of business. An analysis of the activity with respect to such loans for the years ended December 31, 2012 and 2011, is shown in the table below (dollars in thousands). These totals exclude loans made in the ordinary course of business to other companies with which neither the Corporation nor the Bank had a relationship other than the association of one of its directors in the capacity of officer or director. These loan transactions were made on substantially the same terms as those prevailing at the time for comparable loans to other persons.

They did not involve more than the normal risk of collectability or present other unfavorable features. No related party loans were charged off in 2012 or 2011.

Activity for related party transactions during 2012 and 2011 is as follows (dollars in thousands):

	2012	2011
Related party extensions of credit, beginning of period	$3,829	$4,361
New loans	745	848
Repayments	(743)	(1,380)
Related party extensions of credit, end of period	$3,831	$3,829

The aggregate balances of related party deposits at December 31, 2012 were $15,984.

The aggregate balances of related party repurchase agreements at December 31, 2012 were $8,694.

The Corporation and Bank utilize various services and purchased goods provided certain related parties. Significant services provided by a director during 2012 totaled $1,105, which was for building contractor services.